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                                                                     EXHIBIT 1.1

                               [NUMBER OF SHARES]

                           OPENSITE TECHNOLOGIES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                          , 1999

SG COWEN SECURITIES CORPORATION
SOUNDVIEW TECHNOLOGY GROUP, INC.
WACHOVIA SECURITIES, INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
  As Representatives of the several Underwriters
c/o SG Cowen Securities Corporation
One Financial Square
New York, New York 10005

Dear Sirs:

         1. INTRODUCTORY. OpenSite Technologies, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of ____ shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company. The aggregate of ____ shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional ______ shares of the Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock that the Underwriters elect to purchase pursuant to Section 3 hereof are hereinafter collectively referred to as the "Stock." SG Cowen Securities Corporation ("SG Cowen"), SoundView Technology Group, Inc.,Wachovia Securities, Inc. and The Robinson-Humphrey Company, LLC are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-79629) in respect of the Stock has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; a second registration statement on Form S-1 with respect to the stock (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the
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         rules and regulations on [the date hereof] (each prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter called a "Preliminary Prospectus";
         the first registration statement referred to in this Section 2(a), as amended at its Effective Time (as defined below) is hereinafter called the "Primary Registration Statement"; the second registration statement, if any, referred to in this Section 2(a), as filed with the Commission is hereinafter called the "Rule 462(b) Registration Statement", and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all exhibits thereto and including in each case the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statements, as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A under the Securities Act; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus." "Effective
         Time" means (i) with respect to the Primary Registration Statement, the date and the time it or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to the Rule 462(b) Registration Statement, the date and time as of which it is filed with the Commission. "Effective Date" means with respect to both the Primary Registration Statement and the Rule 462(b) Registration Statement, the date of each of their respective Effective Times). No document has been or will be prepared or distributed in reliance on Rule 434 under the Securities Act. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation and warranty shall not apply to information contained in or omitted from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                  (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representation and warranty shall not apply to information contained in or omitted from the Registration Statements or the Prospectus or any such amendment or supplement thereto in reliance
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         upon, and in conformity with, written information furnished to the
         Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                  (c) Each of the Company and its subsidiaries (as defined in Section 15) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, or prevent or adversely affect in any material respect the ability of the Company to perform its obligations under this Agreement (a "Material Adverse Effect"). Except for Open Site Europe Limited ("OpenSite Europe"), the Company does not own or control, directly or indirectly, any interest or investment in any corporation, partnership, association or other form of business entity.

                  (d) This Agreement has been duly authorized executed and delivered by the Company.

                  (e) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform, in all material respects, to the description thereof contained in the Prospectus.

                  (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform, in all material respects, to the description thereof contained in the Prospectus.

                  (g) All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except to the extent set forth in the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or any other claim of any third party.

                  (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is, singularly or in the aggregate, material to the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company
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         or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except for statutes, rules, orders or regulations the violation of which would not, singularly or in the aggregate, have a Material Adverse Effect; except for (i) the registration of the Stock under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, except for any such consents, approvals, authorizations, orders, filings or registrations the lack of which would not, singularly or in the aggregate, have a Material Adverse Effect.

                  (i) PriceWaterhouseCoopers LLP, who have expressed their opinions on the audited financial statements included in the Registration Statements and the Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (j) The financial statements, together with the related notes, included in the Registration Statements and the Prospectus fairly present in all material respects the financial position and results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates and for the respective periods therein specified. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus.

                  (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transaction, not in the ordinary course of business, which are material to the Company and its subsidiaries taken as a whole, and there has not been any change in the capital stock or short- or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (l) Except as set forth in the Prospectus, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to
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         have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (m) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in the case of clauses (ii) and (iii) for any defaults or violations which, singularly or in the aggregate, would not have a Material Adverse Effect.

                  (n) Each of the Company and its subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal and foreign regulatory agencies and bodies which are necessary for the ownership of its properties and the conduct of its business as described in the Prospectus, except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect; and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed.

                  (o) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the Prospectus will become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  (p) None of the Company nor any of its subsidiaries, nor any of their respective officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                  (q) Each of the Company and its subsidiaries owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned or used by it for the conduct of its business; and neither the Company nor any of its subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the foregoing; to the Company's knowledge, neither the business of the Company nor any of its subsidiaries as now conducted and as proposed to be conducted (as described in the Registration Statement) does and will infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person; and no claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its
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         subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license, other intellectual property right or franchise right of any person.

                  (r) Each of the Company and its subsidiaries has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects that could reasonably be expected to result in a Material Adverse Effect.

                  (s) No labor disturbance by the employees of each of the Company and its subsidiaries exists or, to the Company's knowledge, is imminent which could reasonably be expected to have a Material Adverse Effect. The Chief Executive Officer of the Company is not aware that any key employee plans or significant group of employees of the Company or any of its subsidiaries plan, to terminate employment with the Company or any of its subsidiaries.

                  (t) Each employee benefit plan, agreement, policy or other arrangement, under which any current or former employee or director of the Company or any of its subsidiaries has any present or future right to benefits or under which the Company or any of its subsidiaries has any present or future liability (the "Company Plans") has been established and administered in all material respects in accordance with its terms and in compliance in all material respects with the applicable provisions of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code") and other applicable laws, rules and regulations; each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; no "reportable event" (as such term is defined in ERISA section 4043) or "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Company Plan, which in the aggregate could reasonably be expected to have a Material Adverse Effect; the Company has not incurred and does not expect to incur any liability under Title IV of ERISA (other than for contributions or premium payments in the ordinary course), which liability in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  (u) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal,
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         discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

                  (v) Each of the Company and its subsidiaries (i) has filed all necessary federal, state and foreign income and franchise tax returns,
         (ii) has paid all federal, state, local and foreign taxes due and payable for which it is liable and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the Company's knowledge, proposed against it which could reasonably be expected to have a Material Adverse Effect.

                  (w) Each of the Company and its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks that the Company reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

                  (x) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) The minute books of each of the Company and its subsidiaries (or duplicates thereof) have been made available to the Underwriters and counsel for the Underwriters, and such books (or duplicates) (i) contain a complete summary in all material respects of all meetings and actions of the directors and shareholders of each of the Company and its subsidiaries since the time of its incorporation through the date of the latest meeting and action and (ii) accurately reflect in all material respects all actions referred to in such minutes.

                  (z) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the rules and regulations of the Commission thereunder to be described in the Prospectus or to be filed as an exhibit to either of the Registration Statements which has not been so described or filed as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Prospectus are fair and accurate summary descriptions of such documents in all material respects.

                  (aa) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required to be described in the Prospectus and which is not so described.

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                  (bb) No person or entity has the right to require that shares of Common Stock or other securities of the Company be registered as part of the Registration Statements because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

                  (cc) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

                  (dd) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  (ee) Each of the Company and its subsidiaries has reviewed its operations and that of any third parties with which each of the Company and its subsidiaries has a material relationship to evaluate the extent to which the business or operations of each of the Company and its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, each of the Company and its subsidiaries has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (ff) The Stock has been approved for listing subject to notice of issuance on the Nasdaq National Market.

         3. PURCHASE SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, that number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule A hereto.

         The purchase price per share to be paid by the Underwriters to the Company for the Stock will be $_____ per share (the "Purchase Price").

         The Company hereby confirms its engagement of Soundview Technology Group, Inc. as, and Soundview Technology Group, Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Stock. SoundView

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Technology Group, Inc., in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". The Company and SoundView Technology Group, Inc. hereby agree that $10,000 of the underwriting discounts to be received by SoundView Technology Group, Inc. pursuant to this Section 3 will be compensation for its services as QIU hereunder.

         The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York City time, on the second full business day preceding the First Closing Date (as defined below) against payment of the aggregate Purchase Price therefor by wire transfer to an account at a bank acceptable to SG Cowen, payable to the order of the Company, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York City, New York. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York City time, on , 1999, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and SG Cowen.

         The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters in New York City, New York not later than 10:00 A.M., New York City time, on the business day preceding the First Closing Date.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. Such shares of Optional Stock shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name bears to the total number of shares of Firm Stock (subject to adjustment by SG Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen to the Company.

         The option granted hereby may be exercised by written notice being given to the Company by SG Cowen setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called an "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. The Option Closing Date(s) and the First Closing Date are herein called the "Closing Dates."

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         The Company will deliver the Optional Stock to the Representatives for the respective accounts of the several Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York City time, on the second full business day preceding the applicable Option Closing Date against payment of the aggregate Purchase Price therefor in federal (same day) funds by certified or official bank check or checks or wire transfer to an account at a bank acceptable to SG Cowen, payable to the order of the Company, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York City, New York. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement among the Company and SG Cowen.

         The Company shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters in New York City, New York not later than 10:00 A.M., New York City time, on the business day preceding the applicable Option Closing Date.

         The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no Stock registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

         4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                  (a) The Company will prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and to file such Rule 462(b) Registration Statement with the Commission on [the date hereof]; prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; make no further amendment or any supplement to the Registration Statements or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, use promptly its reasonable best efforts to obtain its withdrawal.

                  (b) If at any time prior to the expiration of nine months after the Effective Time of the Primary Registration Statement when a prospectus relating to the Stock is required to be delivered any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and upon their request will prepare an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Prospectus; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine months or more after the Effective Time of the Primary Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

                  (c) The Company will furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (d) The Company will deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of each of the Registration Statements as originally filed with the Commission and each amendment thereto, (ii) each Preliminary Prospectus and (iii) the Prospectus (not later than 10:00 A.M., New York City time, of the business day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).

                  (e) The Company will make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the Effective Date of the Primary Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited), complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

                  (f) The Company will promptly take from time to time such actions as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

                  (g) During the period of five years from the Effective Date of the Primary Registration Statement, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters,
         (i) as soon as they are available, copies of all reports or other communications furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Stock is listed or quoted.

                  (h) The Company will not: (1) directly or indirectly, offer, sell, assign, transfer, encumber, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise dispose of, other than by operation of law, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned in accordance with the rules and regulations promulgated under the Securities Act); or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 180 days following the date of the Prospectus without the prior written consent of SG Cowen, other than
         (i) the Company's sale of the Stock hereunder, (ii) the grant of options or the issuance of shares pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, (iii) the Company's issuance of shares of Common Stock upon the conversion of the outstanding shares of the Company's Preferred Stock in connection with the consummation of the transactions contemplated hereby and by the Prospectus, or (iv) the Company's issuance of shares of Common Stock in connection with the acquisition of, or joint venture or similar transaction with, another business or entity, provided that the terms of such acquisition or joint venture prohibit the resale or other disposition of such shares for the period ending 180 days after the date hereof; the Company will cause each officer, director, shareholder and optionholder listed in Schedule B hereto to furnish to the Representatives, prior to the First Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree not to engage in the activities set forth in (1) and (2) above for a period of 180 days following the date of the Prospectus, without the prior written consent of SG Cowen.

                  (i) The Company promptly will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

                  (j) Prior to each of the Closing Dates, the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.

                  (k) Prior to the last possible date which could be an Option Closing Date, the Company will not issue any press release or other communication, directly or indirectly, or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

                  (l) In connection with the offering of the Stock, until SG Cowen shall have notified the Company of the completion of the resale of the Stock, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.

                  (m) [The Company will not take any action prior to the last possible date which could be an Option Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(b).]

                  (n) The Company will apply the net proceeds from the sale of the Stock as set forth in the Prospectus under the heading "Use of Proceeds."

         5. PAYMENT OF EXPENSES. The Company agrees with each Underwriter to pay
(i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (ii) the costs incident to the registration of the Stock under the Securities Act and the Exchange Act; (iii) the costs incident to the preparation, printing and distribution of the Registration Statements, Preliminary Prospectus, Prospectus and any amendments, supplements and exhibits thereto; (iv) the costs of printing, reproducing and distributing by mail, telex or other means of communications the Agreement Among Underwriters among the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and this Agreement; (v) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with filings made with the National Association of Securities Dealers, Inc.; (vi) any applicable listing or other fees; (vii) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in
Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (viii) all fees and expenses of the registrar and transfer agent of the Stock; and (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this
Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder, as to the shares of Stock to be delivered at each Closing Date, are subject to the accuracy, when made and at and as of such Closing Date, of the representations and warranties of the

Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions:

                  (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Securities Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included in either of the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

                  (b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Stock, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Morris, Manning & Martin, L.L.P. and Hutchison & Mason, PLLC shall have furnished to the Representatives such counsels' written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) Each of the Company and its subsidiaries (as defined in Section 15) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has all power and authority necessary to own and hold its properties and to conduct its business as described in the Prospectus, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect.

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus. The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of any preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law or, to our knowledge, similar contractual rights and will conform in all material respects to the description thereof contained in the Prospectus.

                  (iii) There are no preemptive rights pursuant to the Company's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law or, to the knowledge of such counsel, other similar contractual rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Stock.

                  (iv) All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except to the extent set forth in the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or any other claim of any third party.

                  (v) This Agreement has been duly authorized, executed and delivered by the Company.

                  (vi) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is filed as an exhibit to the Registration Statement, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except for statutes, rules, orders or regulations the violation of which would not, singularly or in the aggregate, have a Material Adverse Effect); except for (i) the registration of the Stock under the Securities Act and the Exchange Act and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                  (vii) The statements made in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Common Stock (including the Stock), constitute accurate summaries of the terms of the Common Stock in all material respects.

                  (viii) The descriptions in the Prospectus under the captions "Risk Factors--Shares Eligible for Future Sale Could Adversely Affect Stock Price in the Future," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources; Recent Accounting Pronouncements," "Business--Customers; Licensing, Intellectual
                           Property and Proprietary Rights,"
                           "Management--Employment Agreements," "Description of Capital Stock," and "Shares Eligible for Future Sale" of statutes, legal or governmental proceedings and contracts and other documents are accurate in all material respects; and to the best of such counsel's knowledge, there are no statutes, legal or governmental proceedings, contracts or other documents of a character required to be described in the Prospectus or to be filed as exhibits to the Registration Statements which are not described or filed as required.

                  (ix) To such counsel's knowledge, each of the Company and its subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal and foreign regulatory agencies and bodies which are necessary or desirable for the ownership of its properties and the conduct of its business as described in the Prospectus, except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect; and to such counsel's knowledge, the Company has not received notification of any revocation or modification of any such license, authorization or permit.

                  (x) To such counsel's knowledge and except as set forth in the Prospectus, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (xi) The Primary Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was timely filed with the Commission pursuant to the subparagraph of Rule 424(b) of the rules and regulations of the Commission specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to such counsel's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

                  (xii) The Registration Statements (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date), as of their respective Effective Dates, and the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Closing Date), as of its date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

                  (xiii) To such counsel's knowledge, no person or entity has the right to require shares of Common Stock or other securities of the Company to be registered as part of the Registration Statements because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

                  (xiv) Neither the Company nor any of its subsidiaries is and, immediately after giving effect to the offering of the Stock to be sold by the Company to the Underwriters and the application of the proceeds thereof as described in the Prospectus will become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                           Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements and the Prospectus (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date and, if applicable, the Prospectus as amended or supplemented prior to such Closing Date), (y) based on such counsel's examination of the Registration Statements and the Prospectus (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date and, if applicable, the Prospectus as amended or supplemented prior to such Closing Date) and such counsel's investigations made in connection with the preparation of the Registration Statements and the Prospectus (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date and, if applicable, the Prospectus as amended or supplemented prior to such Closing Date) and conferences with certain officers and employees of and with auditors for and counsel to the Company, nothing has come to such counsel's attention that has caused them to believe that the Registration Statements (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date), as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Closing Date) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus.

                  The foregoing statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (vii) and (viii) above.

                  (e) The Representatives shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may request to enable them to pass upon such matters.

                  (f) At the time of the execution of this Agreement, the Representatives shall have received from PriceWaterhouseCoopers LLP a letter, addressed to the Underwriters and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the rules and regulations of the Commission thereunder and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained in the Prospectus.

                  (g) On the effective date of any post-effective amendment to either of the Registration Statements filed subsequent to the date of this Agreement and also on such Closing Date, the Representatives shall have received a letter (the "bring-down letter") from PriceWaterhouseCoopers LLP, addressed to the Underwriters and dated such Closing Date, confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to Section 6(f).

                  (h) The Company shall have furnished to the Representatives a certificate, dated such Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statements and the Prospectus (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date and, if applicable, the Prospectus as amended or supplemented prior to such Closing Date) and, in their opinion, the Registration Statements (or, if applicable, the Registration Statements as amended by any post-effective amendment prior to such Closing Date), as of their respective Effective Dates, and the Prospectus (or, if applicable, the Prospectus, as amended or supplemented prior to such Closing Date), as of the date of such certificate, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the Effective Date of the Primary Registration Statement no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus,
         (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and
         (iv) subsequent to the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any material change, or any material development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, except as set forth in the Prospectus.

                  (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date, neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, or entered into any transaction, not in the ordinary course of business, which are material to the Company and its subsidiaries taken as a whole, and there shall not have been any change in the capital stock or short- or long-term debt of the Company or any of its subsidiaries or any material change, or any material development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

                  (j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Closing Date, prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Closing Date which would prevent the issuance or sale of the Stock.

                  (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United

         States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

                  (l) The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

                  (m) SG Cowen shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors and shareholders of the Company listed in Schedule B to this Agreement.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         7. UNDERWRITER INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each Underwriter, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively the "Underwriter Indemnified Parties" and each an "Underwriter Indemnified Party"), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter Indemnified Party in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgement by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct) and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Prospectus, either of the Registration Statements or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters' Information (as defined in Section 17). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party"), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, and shall reimburse each Company Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the parties hereto hereby agree that such written information provided by the Underwriters consists solely of the Underwriters' Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen, if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party, or by the Company, if the indemnified parties under this Section 7 consist of any Company Indemnified Party. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Sections 7(a) and 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses other than underwriting discounts and commissions) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in any Preliminary Prospectus, either of the Registration Statements or the Prospectus consists solely of the Underwriters' Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The Underwriters' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint.

         8. QIU INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless SoundView Technology Group, Inc., in its capacity as QIU, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the QIU within the meaning of the Securities Act (collectively the "QIU Indemnified Parties" and each a "QIU Indemnified Party"), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that QIU Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto; (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any act or failure to act, or any alleged act or failure to act, by any QIU Indemnified Party in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, (provided that the Company shall not be liable in the case of any matter covered by this clause
(iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted from any such act or failure to act undertaken or omitted to be taken by such QIU through its gross negligence or wilful misconduct) and shall reimburse the QIU promptly upon demand for any legal or other expenses reasonably incurred by the QIU in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each QIU Indemnified Party.

         (b) Promptly after receipt by an indemnified party under subsection (a) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under such subsection except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for the indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the indemnified party. Each indemnified party, as a condition of the indemnity agreements contained in this Section 8, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 8(c) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (c) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 8 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

         (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a), then each indemnifying party shall, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the QIU on the other from the offering of the Stock or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the QIU on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or any action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the QIU on the other with respect to the offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bear to the fee payable to the QIU pursuant to Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the QIU on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the QIU agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or any action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. TERMINATION. The obligations of the Underwriters hereunder may be terminated by SG Cowen, in its absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(i), 6(j), 6(k) or 6(l) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

         10. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 9 or 11, (b) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the SG Cowen. If this Agreement is terminated pursuant to

Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         11. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

         If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 11, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Underwriter or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 10 and except the provisions of Section 7 and 8 shall not terminate and shall remain in effect.

         12. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the QIU and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties and the QIU Indemnified Parties, and the indemnities of the several Underwriters shall also be for the benefit of the Company Indemnified Parties.

         13. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the QIU and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the QIU, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock.

         14. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, overnight courier (guaranteed delivery) or facsimile transmission to SG Cowen Securities Corporation, One Financial Square, New York, New York 10005, Attention: _________ (Fax: 212- _________);

                  (b) if to the QIU, shall be delivered or sent by mail, overnight courier (guaranteed delivery) or facsimile transmission to SoundView Technology Group, Inc., Attention: __________________ (Fax:
         ______________); or

                  (c) if to the Company, shall be delivered or sent by mail, overnight courier (guaranteed delivery) or facsimile transmission to OpenSite Technologies, Inc., 5315 Highgate Drive, Suite 102, Durham, North Carolina 27713, Attention: Kip A. Frey (Fax: 919-544-9367);

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, overnight courier (guaranteed delivery) or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         15. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the rules and regulations of the Commission.

         16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         17. UNDERWRITERS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters' Information consists solely of the following information in the Prospectus: (i) the table and the penultimate paragraph on the front cover page concerning the terms of the offering by the Underwriters and (ii) the statements concerning the Underwriters contained in the ________ paragraphs under the heading "Underwriting."

         18. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives will be binding on all the Underwriters.

         19. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         20. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

         21. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which when taken together shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,

                                            OPENSITE TECHNOLOGIES, INC.


                                            By:________________________
                                               Name:
                                               Title:

Accepted as of the date first above written:

SG COWEN SECURITIES CORPORATION
SOUNDVIEW TECHNOLOGY GROUP, INC.
WACHOVIA SECURITIES, INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
         Acting on their own behalf
         and as Representatives of several
         Underwriters referred to in the
         foregoing Agreement

SG COWEN SECURITIES CORPORATION


By:______________________________
      Name:
      Title:


SOUNDVIEW TECHNOLOGY GROUP, INC.


By:______________________________
      Name:
      Title:


WACHOVIA SECURITIES, INC.


By:______________________________
      Name:
      Title:


THE ROBINSON-HUMPHREY COMPANY, LLC.


By:______________________________
      Name:
      Title:

                                   SCHEDULE A


                                                     Number            Number of
                                                     of Firm            Optional
                                                     Shares              Shares
                                                      to be              to be
Name                                                Purchased          Purchased
----                                                ---------          ---------
SG Cowen Securities Corporation................
                                                    ---------          ---------
SoundView Technology Group, Inc................
                                                    ---------          ---------
Wachovia Securities, Inc.......................
                                                    ---------          ---------
The Robinson-Humphrey Company, LLC.............
                                                    ---------          ---------

Total                                               =========          =========

                                   SCHEDULE B


     [list of officers, directors and shareholders subject to Section 4(h)]

                                                                       Exhibit I

                            Form of Lock-Up Agreement

                                                                          , 1999

SG Cowen Securities Corporation
Soundview Technology Group, Inc.
Wachovia Securities, Inc.
The Robinson-Humphrey Company, LLC
  As representatives of the
  several Underwriters
  c/o SG Cowen Securities Corporation
One Financial Square
New York, New York  10005

Re:   OpenSite Technologies, Inc. -- ____ Shares of Common Stock

Dear Sirs:

                  In order to induce SG Cowen Securities Corporation ("SG Cowen"), SoundView Technology Group, Inc., Wachovia Securities, Inc. and The Robinson-Humphrey Company, LLC (together with SG Cowen, SoundView Technology Group, Inc. and Wachovia Securities, Inc., the "Representatives"), to enter in to a certain underwriting agreement with OpenSite Technologies, Inc., a Delaware corporation (the "Company"), with respect to the public offering of shares of the Company's Common Stock, par value $__ per share (the "Common Stock"), the undersigned hereby agrees that it will not: (1) directly or indirectly, offer, sell, assign, transfer, encumber, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise dispose of, other than by operation of law, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned in accordance with the rules and regulations promulgated under the Securities Act); or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of SG Cowen, for a period of 180 days following the date of the Prospectus (as defined in the underwriting agreement referred to above), other than (i) the sale of the Stock pursuant to such public offering, (ii) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, or (iii) as a distribution to partners or stockholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this restriction.

                  Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock are transferred from the undersigned shall be bound by the terms of this Agreement.

                  In addition, the undersigned hereby waives, from the date hereof until the expiration of the 180-day period following the date of the Prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are registered in the name of the undersigned. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of appropriate legends and/or stop-transfer orders with the transfer agent of the Common Stock or any other such securities.

                                           [Signatory]


                                           By:__________________________________
                                               Name:
                                               Title: